Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments And Contingencies [Abstract]
Commitments and contingencies

33. Commitments and contingencies

Commitments

Minimum purchase commitments

The Group has several supplier contracts primarily for production and packaging services where minimum purchase commitments exist in the contract terms. The commitments are associated with contracts that are enforceable and legally binding and that specify all significant terms, including fixed or minimum services to be used and fixed, minimum or variable price provisions. While the Group’s annual purchase volumes have historically exceeded the minimum purchase commitments, the Group had volume shortfalls during the year ended December 31, 2021, during the transition to, and ramp-up of, new production facilities. The financial impact of the volume shortfalls was not material for the financial year 2021. In 2022, the Group has consolidated the use of co-packers in EMEA increasing the utilization of expanded in-house manufacturing facilities. The lower allocation of volumes to co-packing in EMEA, and volume adjustments related to co-packer arrangements in Asia, Americas, and EMEA, resulted in total shortfall expenses of $8.7 million for the twelve months ended December 31, 2022. The shortfall expenses are presented in cost of goods sold in the consolidated statement of operations.

Leases and property, plant and equipment

The future cash outflows relating to leases that have not yet commenced are disclosed in Note 16 Leases.

The Group is committed to various purchase agreements regarding production equipment in Peterborough, UK and in Dallas-Fort Worth, Texas, under which the Group’s obligations amount to $32.8 million (2021: $68.5 million) and $22.7 million (2021: $0 million), respectively. $19.3 million of the commitments related to the Dallas-Fort Worth, Texas, will be transferred to YYF as part of the YYF Transaction. Refer to Note 34 Non-current assets held for sale for further details on the YYF Transaction.

Legal contingencies

From time to time, the Group may be involved in various claims and legal proceedings related to claims arising out of the operations. In July and September 2021, three securities class action complaints were filed under the captions Jochims v. Oatly Group AB et al., Case No. 1:21-cv-06360-AKH, Bentley v. Oatly Group AB et al., Case No. 1:21-cv-06485-AKH, and Kostendt v. Oatly Group AB et al., Case No. 1:21-cv-07904-AKH, in the United States District Court for the Southern District of New York against the Company and certain of its officers and directors, alleging violations of the Securities Exchange Act of 1934 and SEC Rule 10b-5. These actions have been consolidated under the caption In re Oatly Group AB Securities Litigation, Consolidated Civil Action No. 1:21-cv-06360-AKH. The operative consolidated complaint alleges violations of the Securities Exchange Act of 1934, SEC Rule 10b-5, and the Securities Act of 1933. In February 2022, a securities class action complaint was filed under the caption Hipple v. Oatly Group AB et al., Index No. 151432/2022 in the New York County Supreme Court against the Company and certain of its officers and directors, alleging violations of the Securities Act of 1933. In May 2022, the New York County Supreme Court granted a stay of Hipple v. Oatly Group AB et al. pending final adjudication of In re Oatly Group AB Securities Litigation in the United States District Court for the Southern District of New York. In December 2022, the parties in In re Oatly Group AB Securities Litigation completed briefing of the defendants’ motion to dismiss the operative consolidated complaint; that motion is pending before the United States District Court for the Southern District of New York. The Company disputes each and every claim and intends to defend these matters vigorously.